NeoStem®

Investor Presentation
NYSE MKT: NBS
August 2012


PCT℠
CELL THERAPY SERVICES
AMORCYTE
A NeoStem Company

Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of NeoStem, Inc. and its subsidiaries (collectively, the "Company"), or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward looking statements are expressed differently. Additionally, statements regarding our ability to successfully develop, integrate and grow our businesses at home and abroad, including with regard to the Company's research and development efforts in cellular therapy, including with respect to its lead product candidate, AMR-001, its contract manufacturing and process development of cellular based therapies business, its adult stem cell collection, processing and storage business, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and the potential revenue growth of such businesses, are forward-looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements, including with respect to the successful execution of the Company's strategy, may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements, the funding of our clinical trials for AMR-001, and the commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integrate the Company's acquired businesses successfully and grow such acquired businesses as anticipated; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issued patents, the scope of those patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) the results of our development activities, including the timing, enrollment, outcome and/or results of any clinical trials; (xii) our ability to successfully close on our definitive agreement to divest our 51% ownership of our Erye subsidiary and (xiv) the other risk factors disclosed in the Company's Annual Report on Form 10-k filed with the Securities and Exchange Commission on March 20, 2012 and other periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings."

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.







What is NeoStem?

Leading cell therapy company with exciting pipeline of proprietary products

- Expanding IP portfolio in a rapidly growing industry
- Stem cell therapy for cardiovascular disease
  - AMR-001 PreSERVE Phase 2 clinical trial currently enrolling
    - Enrollment completion and data read-out in 2013
- T-reg program for GvHD and autoimmune disorders
- Regenerative medicine (VSEL™ Technology)

Cell therapy contract development and manufacturing (CDMO) business

- Highly competitive, revenue generating, growing service provider
  - Supports "Who's Who" of cell therapy companies
- Experienced management team with strong regulatory experience and ability to manufacture products efficiently
- East and West Coast operations








NeoStem®
Cell Therapy Development
Commercial Operations
AMORCYTE
A NeoStem Company
Athelos
VSEL Technology
PCT
CELL THERAPY SERVICES
U.S. East Coast
U.S. West Coast
Europe*
NeoStem®
FAMILY STEM CELL BANK

*2012

Formula for Success

NeoStem®

- Strong and nimble management team
- Access to public market capital
  - Over $100M raised to date

AMORCYTE A NeoStem Company / Athelos / VSEL Technology

- Great science and high value products
- Expanding IP portfolio
- World class teams of scientists, investigators and KOLs
- Amorcyte – From idea through Phase 1: $7 million cost for product development

PCT℠ CELL THERAPY SERVICES

- Faster, cost efficient product development
- Platform for launching worldwide commercial operations
- Experience from serving over 100 clients



Progenitor Cell Therapy

Contract Development and Manufacturing Organization



100+ Cell Therapy Clients
6,000+ Clinical Patients Served
18,000+ Products Stored
14,000+ Products Shipped for Clinical Use
30,000+ Products Manufactured
100 clients served
50+ US and EU Regulatory Filings

13 Year Proven Track Record

Client Services

- The conversion of science into therapeutics products
- Integrate product characterization and potency
- Establish and maintain comparability
- Assist with the design and support of clinical trials
- Optimise economics, manufacturing and distribution logistics
- IP development
- Manage regulatory requirement
- Customized engagements









PCT CELL THERAPY SERVICES

Manufacturing Experience

- Cell Types

Dendritic cells	HSC/HPC	MSC	DLI
Tumor Cells	Antigen Presenting Cells	T cells	B Cells
NK	Macrophages	NSC	CD 34 Selected Cells
Keratinocytes	Fibroblasts	Adherent Neural Stem Cells	Porcine Islets

- Cell Processes

Cellular Cultures	Gene Tx	Cytokine Cell Induction
Encapsulation	Lysate Activation	Ex-Vivo Expansion
3D Membranes	Cell Matrix Implants	CD 34 Selections

- Therapeutic Applications

Immunotherapy	**Hematopoietic Replacement**	**Tissue Repair / Regeneration**
Oncology Autoimmunity Infectious diseases	Oncology Genetic diseases	Cardiovascular Spinal Neuronal Corneal Orthopedic Wound healing









NeoStem

PCT CELL THERAPY SERVICES

Capabilities

- Establish early partnering relationships with goals of commercial manufacturing, equity participation and *back-end royalties*
- 55,000 square feet of North American facilities with cGMP manufacturing capacity
- Large scale manufacturing for clients enables lower costs for internal cell therapy development
- Large and small companies in the cell therapy space outsource services for all or part of their manufacturing needs:

Athersys Inc · Islet Sciences · Baxter · ImmunoCellular · Pfizer · coronado · STEMCELLS · Osiris · PRIMA BIOMED LTD Australian Cancer Treatment Company · AMORCYTE



NeoStem

Clear Unmet Medical Need for AMI Patients

- Of approximately 800,000 annual AMI patients in the U.S., 20% (160,000) are STEMI and are at risk to experience progressive deterioration in heart muscle function leading to:
  - Arrhythmias
  - Recurrent myocardial infarction
  - Congestive heart failure
  - Premature death

- A consequence of inadequate perfusion (microvascular insufficiency) is apoptosis and progressive cardiomyocyte loss


Infarcted Zone
Peri-Infarct Zone

References:
American Heart Association
Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

Cell Type: $CD34^+CXCR4^+$ Cells are a Natural Repair Mechanism

The body attempts to rescue damaged tissue to prevent ventricular remodeling:

- A distress signal (HIF) is induced by hypoxia in the peri-infarct zone
- HIF induces synthesis of SDF-1 which mobilizes $CD34^+CXCR4^+$ cells
- The mobilized cells are trophic to the peri-infarct zone, preventing apoptosis through paracrine effects and inducing neoangiogenesis


CD34+/CXCR4+
from bone marrow
CD34+ cell laying down
new blood vessels
CD34+/CXCR4+
SDF Gradient

AMR-001: Highly purified ($CD34^+$) and active ($CXCR4^+$) cell population

AMR-001: Preservation of Heart Muscle Function

- AMR-001 is an autologous bone marrow derived therapeutic intended to preserve heart muscle function (as illustrated below) and limit MACE following AMI
- Confirmed mechanism of action (mobility in an SDF-1 gradient) and defined identity, purity, potency, relevant biologic stability sterility (pharmaceutical grade)
- Dose threshold determined in Phase 1 clinical trial
- 72 hour shelf life allows flexible treatment window
- Dominant IP with composition of matter and method patents through 2028


Months to Years
Post-Infarct

Infarct Heart

Without AMR-001 Treatment
Infarcted Zone Extends

With AMR-001 Treatment
Heart Muscle Preserved

Phase 1 Trial Design for AMR-001

- Patient presents with chest pain + STEMI
- Receives a stent
- If ejection fraction (EF) ≤ 50% (96 hours post stenting), patient is eligible for treatment

- Patient bone marrow harvested
- $CD34^+CXCR4^+$ cells isolated using proprietary technology
- Intracoronary infusion of 5, 10, or 15M cells of a $CD34^+CXCR4^+$ containing cell product (treatment arm) versus control

Ventriculography



Day 1

CMR



Day 4

6-8 Hour Cell Separation Process



Day 5-8

Injection into the IRA


Syringe Containing AMR-001
LAD
Balloon Catheter
Peri-Infarct Zone
Infarcted Zone

Day 6-10

Phase 1 Trial Results Summary

Dose response correlated with mobile CD34+ cells

- Increasing doses of CD34+/ SDF-1 mobile cells reduced the size of the infarct region by CMR

Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells


10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
0.00E+00
5.00E+05
1.00E+06
1.50E+06
2.00E+06
2.50E+06
3.00E+06
Δ Infarct % LVmass
R² = 0.4971
P = .015

- Increasing doses of CD34+/ SDF-1 mobile cells reduced RTSS indicating improved perfusion

Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells


400
200
0
-200
-400
-600
-800
-1000
0.00E+00
5.00E+05
1.00E+06
1.50E+06
2.00E+06
2.50E+06
3.00E+06
3.50E+06
Δ RTSS
R² = 0.4539
P =.011

Established a threshold dose of CD34+ cells for efficacy

- DSMB determined that no adverse events were related to therapy
- Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion

RTSS (Hypoperfusion)

Cohort	Base Line	6 months	Delta	% Change
Control	259.0	273.5	+14.5	+5.6
5M Cells	714.2	722.0	+7.8	+1.1
10M Cells	998.6	635.8	-362.8	-36.4
15M Cells	584.0	462.0	-122.0	-20.9







Phase 1 Trial Results Summary continued

Subgroup Analysis

- The overall composite data and individual scores (EF and ESV) support potential best in class

Ejection Fraction

	6 month			
	BL	6 Mo.	Δ%	% Δ
Below Threshold	51.0	51.8	0.7	+1.3
Above Threshold	48.2	52.7	+4.5	+9.4

Drop in Ejection Fraction



30%
40%
Above Threshold
Ejection Fraction
[Improvement +9.4%]
Control
5
10
15

End Systolic Volume

	6 month			
	BL	6 Mo.	Δml	% Δ
Below Threshold	77.7	81.3	+3.6	+4.6
Above Threshold	94.1	88.4	-5.7	-6.1

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105





NeoStem

PreSERVE AMI Trial Phase 2 Clinical Plan

Indication	Post-AMI preservation of cardiac function
Primary Endpoint	Increased cardiac perfusion (RTSS) measured by SPECT at baseline and 6 months
Other Endpoints	Secondary endpoints to determine preservation of cardiac function and clinical events:
	CMR to measure LVEF, LVESV, LVEDV, regional myocardial strain, infarct/peri-infarct regional wall motion abnormalities, and infarct size (baseline and 6 months)
	Quality of Life measures: (KCCQ & SAQ*)
	Reduction in cumulative MACE and other adverse clinical cardiac events - 6, 12, 18, 24, and 36 months
Frequency of Treatment	Single dose
Dose	Minimum dose for release $\geq$10m cells
Randomization	Randomized 1:1 treatment to sham placebo control
Number of Subjects	160 patients
Geography	United States
First Data Readout	Six months after completion of enrollment: Perfusion, cardiac function, QOL* and other clinical events
Safety Review	DSMB 1st review confirms no safety signal – 8/9/2012

* KCCQ: Kansas City Cardiomyopathy Questionnaire
SAQ: Seattle Angina Questionnaire



Anticipated Time Line to Commercialization



Phase 2
Phase 3
2011
2012
2013
2014
2015
2016
2017
Q 1
Q 2
Q 3
Q 4
6 mo. MACE
12 mo. MACE
18 mo. MACE
36 mo. MACE
Phase 2 Patient Enrollment
Trial Sites = 50
Patients = 160
FDA Meeting
U.S. Phase 3 Enrollment
Trial Sites = 140
Patients = 800 Max
6 mo. MACE
12 mo. MACE
18 mo. MACE
EU Meeting
EU Phase 3 Enrollment
Trial Sites = 140
Patients = 800 Max
6 mo. MACE
12 mo. MACE
18 mo. MACE
Phase II Data Presentation
BLA Submission 2017

Pharmacoeconomics

"NeoStem AMR-001 Payer Impact and Value Proposition," **Authored by: Roger Hunter, D&R BioPharma Consulting, April 2012**

- Coverage for AMR-001
  - In current system, coverage for AMR-001 will be through the Hospital Outpatient Prospective Payment System (OPPS)
    - Product will be administered during an outpatient visit to the Cath Lab after AMI discharge
    - Product will be reimbursed at Average Sales Price (ASP) +4%
    - Provider will be reimbursed for the procedure at administration
    - Need to secure a formal J-Code
      - Granted once a year in January
      - Filing and receiving a J-Code can take 12 to 24 months
    - Stem Cell Harvest (SCH) and infusion will likely be part of initial MS-DRG
    - Based on ACS data analysis ASP estimated range of $25-36,000





Additional Potential Indications for AMR-001

- Broad and growing patent portfolio supports cardiac and other ischemic conditions
  - AMR-001: Composition of matter patent (2028)
  - U.S. 7,794,705: Issued 9/14/2010. Indication: Cardiac: Post AMI early and late
  - U.S. 8,088,370: Issued 1/3/2012. Indication: Any vascular injury: Post vascular insufficiency
- AMR-001 platform can be applied to other conditions resulting from underlying ischemia
  - Chronic myocardial ischemia post-AMI
  - Congestive heart failure
  - Critical limb ischemia
  - Ischemic brain injury











Athelos T-reg Cells - Restoring Immune Balance

- Partnership with Becton Dickinson, the owner of 20% of the Athelos subsidiary
- Immune mediated diseases, such as GVHD, autoimmune diseases and allergic diseases, are a result of an imbalance between T-effector cells and T-regulatory cells (T-reg)
- T-reg therapy represents a novel approach for restoring immune balance by enhancing T-regulatory cell number and function
- T-reg cells are collected by apheresis, isolated using surface markers (for example: CD4+, CD25+, FoxP3+), activated and expanded *ex vivo* approximately 500 fold in 20 days[1]
- Phase 1 work is ongoing globally under several independent physician INDs, results of which will inform NeoStem's future clinical direction

Investigators	Institutions	Area of Research	Discoveries
Dr. P. Trzonkowski Dr. Jeffrey Bluestone	Medical University of Gdansk, Poland University of California at San Francisco	Type I Diabetes	Infused, autologous, polyclonal Tregs showed no toxicity at elevated doses; 80% of treatment group were in clinical remission at 4-5 months post treatment
Dr. Rob Negrin	Stanford University	Graft Versus Host Disease (GVHD)	Demonstrated safety in GVHD following allogeneic stem cell transplant for leukemias and lymphomas.

1) Chai, Jian-Guo et al, Journal of Immunology 2008; 180;858-869







VSEL Technology™ VSELs – Adult Stem Cells

- Very small embryonic-like (VSELs™) stem cells are believed to be naturally pluripotent
- Sponsored research activities using animal models have demonstrated that highly enriched human VSELs are able to integrate, differentiate and be potentially regenerative
- Potential indications include macular degeneration, osteoporosis, cardiac, ARS, and wounds
- Pre-clinical work financed largely by grants and DOD funding


VSEL™
2 µm
b
heart
d
neuron
f
pancreas

Collaborators	Institutions	Area of Research	Discoveries
Dr. Russell Taichman	University of Michigan	Bone regeneration	Demonstrated that human VSELs can generate human bone in a mouse model of skeletal repair
Dr. Vincent Falanga	Roger Williams Medical Center, RI	Wound healing	Demonstrated healing of mouse tail across all dermal tissue layers with minimal scaring.
Dr. Michael Young and Dr. Kamaran Lashkari	Schepens Eye Research Institute, Harvard Univ.	Ocular diseases	Injected VSELs in the eye can migrate and integrate into areas of damage.



NeoStem

VSEL Technology™

Government Grants


NeoStem, Inc.
National Institue of Health (NIH)
NIAMS
Using VSELs to treat Scleroderma Phase I - $138,000 with RWMC - Submitted (nearer term)
NIAID
Using VSELs to treat Radiation Sickness Phase I - $600,000 with U of L
NIDCR
Using VSELs to treat Periodontitis Phase II - $1.25MM with UMich - Submitted (nearer term)
Department of Defense (DOD)
TATRC
Using VSELs in Sciatic Nerve Regeneration Phase I - $50,000 with UC-Berkeley
Using VSELs to treat Chronic Wounds Phase I - $700,000 with RWMC
CDMRP
Using VSELs to treat Osteoporosis Phase 1 - $1.78MM with UMich

- **Total Active Grants Awarded:** $3,130,500
- **Total Grants Pending:** $1,388,000
- **Total Grants Submitted:** $13,500,000 - *with institutions we have previously established a relationship*



NeoStem®

Intellectual Property

- NeoStem's patent estate includes:
  - Amorcyte – 3 patents granted and multiple patents pending rest of world
  - Athelos – 20 patents granted/3 pending patents
  - VSEL Technology – 8 patent families pending
  - Composition of matter and methods claims
  - Geographic breadth of filings includes North America, Europe, Asia, Australia, Israel and South Africa

- Cell therapy focus of NeoStem's IP includes:
  - Immunology
  - Cardiology
  - Orthopedic
  - Wound healing
  - Ocular disorders
  - Radiation
  - Stem cell isolation







NeoStem

Key Financial Metrics

(as of August 10, 2012)

Revenue[1]	$7.1m (six months ended June 30, 2012)
Cash Position[2]	$4.6m (as of June 30, 2012)
Additional Cash[3]	$7.0m
Expected Cash[4]	$12.3m
Net Loss Excluding Non-Cash Charges[2]	$9.9m (six months ended June 30, 2012)
Total Stock and Equivalent Shares	
Common Shares	150.2m
Options	22.6m (avg. option exercise price of $1.35)
Warrants	56.3m (avg. warrant exercise price of $1.66)
Series E Preferred Stock	3.1m

[1] Revenues from continuing operations
[2] See Appendix for GAAP to Non-GAAP reconciliation
[3] Proceeds from non-registered equity sales and warrant exercise received subsequent to June 30, 2012
[4] Expected cash proceeds from sale of Erye in the third quarter







NeoStem

NBS Technical Trading



Neostem, Inc. Common Stock
NBS
200-day MA
100-day MA
50-day MA
20-day MA
Aug 03, 2012
Breakout
Support
Golden Cross
Platinum / Double Golden Cross (in the making)
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
© Yahoo!
Mar 12
Apr 12
May 12
Jun 12
Jul 12
Aug 12
Volume
6.0
4.0
2.0
0.0
Millions









NeoStem

Transaction Achievements

2006	2007	2008	2009	2010	2011	2012
Phase III Medical Acquired NeoStem, Inc.	VSEL Technology: Acquired Stem Cell Technologies, Inc.		Erye: Acquired CBH (51% of Erye)	Began 5 year partnership with Vatican for adult stem cell education; PCT Cell Therapy Services: Acquired	Athelos: 80% Acquired; Amorcyte: Acquired	PCT Cell Therapy Services: European Expansion*; Erye: Divested*
$3.8	$7.9	$2.9	$15.7	$33.2	$21.2	$17.6

Funds Raised Through 8/10/12 in Millions – Total $102.3 Million

* Proposed or in process



Summary

Exciting Proprietary Cell Therapy Pipeline

- Phase 2 AMR-001 PreSERVE trial enrollment completion and data read-out in 2013
- Additional early stage assets
- Strong IP portfolio in a rapidly growing industry
- Expertise and lower cost in-house manufacturing

Revenue Generating Contract Manufacturing Business

- Strong management team with regulatory experience
- Validation of approach through agreements with "Who's Who" of cell therapy companies

Leadership That Can Execute

- Management team with research and development, regulatory, manufacturing & finance experience
- Successfully completed five M&A transactions







NeoStem

APPENDIX

GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliations for the six months ended June 30, 2012

<u>Consolidated Cash Position Reconciliation</u>		
Cash & cash equivalents	**$**	**2,112,582**
Cash included in Other Assets		**2,500,000**
(represents cash held in escrow as security associated with Preferred Series E obligations, with maximum lock up through May 2013)		
Cash Position	**$**	**4,612,582**
<u>Consolidated Net Loss Excluding Non-Cash Charges Reconciliation</u>		
Loss from continuing operations	**$**	**(15,217,102)**
Common stock, stock options and warrants issued		**3,555,011**
Depreciation and amortization		**774,773**
Amortization of preferred stock discount and issuance cost		**872,736**
Changes in fair value of derivative liability		**(111,517)**
Bad debt expense		**233,800**
Consolidated Net Loss Excluding Non-Cash Charges	**$**	**(9,892,299)**






NeoStem

Contact Information

NeoStem, Inc.
NYSE MKT: NBS
www.neostem.com

Robin Smith, MD, MBA
Chairman & CEO
Phone: (212) 584-4174
Email: rsmith@neostem.com

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